LifeLock August, 2013

SAFE HARBOR STATEMENT

This presentation contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities and the effects of competition.

Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the Forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. You should read the documents that we file with the Securities and Exchange Commission (SEC), including the risks detailed from me to me therein, completely and with the understanding that our actual future results may be different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

This presentation includes certain non-GAAP financial measures as defined by SEC rules. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix.

Todd Davis

CO-FOUNDER, CHAIRMAN

& CHIEF EXECUTIVE OFFICER

LIFELOCK

LifeLock

Vision Statement

Absolute knowledge of identities and convenient protection for consumers and enterprises – anytime, anywhere.

LifeLock

LifeLock at a Glance

2.8 million members1 (approx.)

250 Enterprise Customers1

750 billion Aggregate Identity Elements1

33 Consecutive quarters of Growth1

$323 million item Revenue2

41% ltm Revenue Growth2

Key Investment Highlights

Broad relevance of identity theft protection provides large and growing addressable market

Leader in consumer identity theft and enterprise fraud protection

Strong barriers to entry: data, analytics, technology platform, and brand

Experienced management team with track record of execution

Predictable subscription model with attractive revenue growth

Compelling combination of scale, growth and cash flow

Saas + Internet + Security

Revenue > $100mm

97 companies

Revenue Growth > 20%

44 companies

Gross Margin > 70%

21 companies

EBITDA Margin > 10%

16 companies

FCF Margin > 10%

10 companies

Recent Business Momentum

Note: Past performance is not an indicator of future performance

Recent Updates

Raised Revenue, Adjusted EBITDA & Free Cash Flow guidance for 2013 on Strong Q2 2013 Results

Launch of LifeLock Junior

Signed top 10 auto financing company and top 5 retail credit card provider

2013 Annual American Business Awards- Customer Service Department of the year*

Continued to strengthen management team with addition of:

Don Beck – SVP Enterprise Sales & Alliances

seth Greenberg – Chief Marketing Officer

Villi Iltchev – Executive Vice President of Corporate Development

Dr. Stephen Coggeshall was promoted to the position of Chief analytics and science officer for both IDA and LifeLock

The Cost of Identity Fraud

1 Source: FTC According to the FTC, identity theft has been the most reported consumer complaint in the United States for past 13 years.

2	Source: Javelin Strategy & Research (2013)

Source: Verzon Data Breach investigations Report (2012)

The Increasing Risk of Identity Fraud

1	Source: ComScore (2012).
2	Source: Gartner (2012).
3	Source: Sales in 2011. eMarketer (2012).
4	Source: FTC Consumer Sentinel Databook for 2011 (2012). Based on the number of complaints filed with FTC.

5 Source: Javelin Strategy & Research (2012). Incidence of Social Network Usage Measured for Linkedin Users, Mobile Devices measured for Smartphone Owners, E-Commerce Sales measured for Users of Online Bill Pay.

Large & Untapped Market Opportunity

Consumers consumers are at risk of identity theft

Target opportunity 78 million sonsumers1

Enterprises credit-related transactions could present identity risk

Target opportunity 2.5 billion transactions annually2

1 based on internal LifeLock research, two-thirds of US adults are concerned about identity theft which indicates an addressable market of 148mm adults. We focus our efforts on those with household income > $50k, which gives an addressable market of 78mm consumers.

2 Based on internal LifeLock analysis of industry research, public filings, industry trade publications and U.S. government studies

LifeLock Offers

Comprehensive Proactive Protection

Black market website surveillance

File sharing netywork searches

Sex offender registry reports

Reduced pre approved credit card offers

Lost wallet protection bank account takeover alerts checking and sevings account application alerts non-credit/loan application alerts address change verification new credit card application from other banks/issuers

New credit card application from existing banks/issuers

Monitor existing credit card tyransaction

•	Network does not cover all transactions and scope may vary.’
•	Network does not cover all transactions and scope may vary. Requires LifeLock Ultimate service.

The LifeLock Ecosystem

Our Unique Data Repositories

Near real time cross-industry visibility

Wireless financial retail government members

750 billion identity elements

6	of top ten us financial institutions
3	top us wireless service providers
8	of top ten us credit card issuers

LifeLock for Enterprises

Enterprise Solutions

Identity risk

Industry standard identity risk score

Detect and reduce fraud losses identity proofing

Authentication

Compliance

Credit risk

Supplemental credit risk scores

Pre-screen

Acquisition Portfolio management

Early and late stage collections

Compliance Example

LifeLock for Consumers

Monthly List Retail Price

Multi-Channel Go To Market Strategy

Cirect to consumer marketing partner distribution

Partner distribution channels

Direct sales

Strategic partners

Our Growth Strategy

Core execution new products channer expansion leverage the lifelock ecosystem

Experienced Management Team

Todd Davis Chief executive officer

Hilary Schneider president

Steve Seoane chief product officer

Larry McIntosh chief executive officer, id analytics

Villi Itlchev executive vice president of corporate development

Chris Power chief financial officer

Clarissa cerda executive vice president & chief legal officer

Seth Greenberg chief marketing officer

Don beck svp, enterprise sales & alliances

Chris Power chief financial officer

Key financial Highlights

Predictable recurring revenue model

Robust growth in key metrics

Adoption of premium products

Consistent revenue growth

Operating leverage and strong free cash flow

Predictable Recurring Revenue Model

1 93% revenue visibility for Q2 2013 was based on analysis of renewals from existing customers from Q1 2013 and new customer additions in Q2 2013.

Note: Past performance is not an indicator of future performance.

Consistent Growth in key metrics

Note: Past performance is not an indicator of future performance.

Enterprise transactions for historical periods prior to LifeLock’s acquisition of ID Analytics in March 2012 are attributed to ID Analytics and therefore not reflected in LifeLock’s financial statements for periods prior to that date.

Increased Revenue Per Member

New members by product increased adoption of premium services current members by product monthly average revenue per member

Note: Past performance is not an indicator of future performance.

Growing Lifetime Value

Member lifetime economics significant increase in ltv w/ lifelock ultimate introduction

Note: Past performance is not an indicator of future performance.

Growth in Cash Flow

Free cash flow ($ millions)

Note: Free Cash flow for historical periods prior to IDA acquisition is not pro-forma. Past performance is not an indicator of future performance.

Long-Term Trends

2010 2011 2012

Gross Margin 68.3% 67.7% 71.1%

Sales & Marketing 48.6% 47.0% 44.5%

Tech & Development 13.1% 9.2% 10.7

General & Administrative 14.4% 9.0% 8.9%

Adjusted EBITDA (3.2)% 6.1 11.0

Free Cash Flow (9.9)% 11.5% 14.8%

Strong Balance Sheet

June 30, 2013 ($mm)

Cash and cash equivalents $169.4

Total assets 376.4

Deferred Revenue 116.0

Long-term Debt 0.0

Total Liabilities 149.5

Stockholders’ Equity 226.9

Shares Outstanding 88.6

Key Investment Highlights

Broad relevance of identity theft protection provides large and growing addressable market

Leader in consumer identity theft and enterprise fraud protection

Strong barriers to entry: data, analytics, technology platform, and brand

Experienced management team with track record of execution

Predictable subscription model with attractive revenue growth

Compelling combination of scale, growth and cash flow

Appendix

High Level P&L with YoY Growth

Gaap Results Q2 2013 YoY Growth LTM 20131 YoY Growth

Consumer revenue $82.6 34% $294.0 33%

Enterprise revenue 6.9 11% 28.5 NM

Total Revenue 89.5 32% 322.5 41%

Gross Margin 64.3 32% 231.6 46%

71.8%	0%pts 71.8% 2%pts

Sales and marketing 43.2 39% 146.5 34%

Technology and development `0.4 36% 36.0 65%

General and administrative 10.9 65% 35.4 94%

Amortization 2.0 0% 7.9 NM

Income (loss) from operations (2.2) -259% 5.8 -24%

Other income (expense) (0.1) 99% 0.1 101%

Income tax expense (benefit) (0.2) 181% 0.1 -101%

Net income (loss) $(2.1) 70% $5.8 -57%

High Level P&L with YOY Growth

Key Financial Metrics Q2 2013 YOY Growth LTM 20131 YOY Growth

Adjusted net income $3.4 -8% $21.9 79%

Adjusted net income per share $00.4 -20% $0.28 27%

Adjusted EBITDA $4.6 -24% $28.9 60%

Free cash flow $18.4 59% $49.8 52%

Key Operating Metrics

Cumulative ending members 2.8 21% 2.8 21%

Gross new members 0.2 36% 0.9 15%

Member retention rate 87.4% 2%pts 87.4% 2%pts

Average cost of acquisition per member $175 2% $156 11%

Monthly average revenue per member $10.18 11% $9.78 11%

Enterprise transactions 48.3 -13% 228.4 9%

Last twelve month period as of June 30, 2013

Gaap to non – gaap reconciliation

Free cash flow ($mm) 2009 2010 2011 2012 ltm 2013 q2 2013

Net cash provided by (used in) operating activities $(23.4) $(14.5) $48.4 $58.9 $20.8

Lass: acquisitions of property and equipment 5.1 1.5 2.0 7.5 9.1 2.4

Free cash flow (non—gaap) $(28.5) $(16.0) $22.3 $40.9 $49.8 $18.4

Net income (loss) $(15.4) $(4.3) $23.5 $5.8 ($2.1)

Depreciation and amortization 4.2 3.7 10.4 12.4 3.3

Interest expense 1.4 0.2 3.7 2.5 0.1

Interest income (0.0) (0.0) (0.0) (0.0) 0.0

Change in fair value of warrant liabilities 1.3 8.7 (3.1) (6.1) –

Change in fair value of embedded derivative — 2.8 3.5 –

Other income (ecpense) 0.0 0.0 0.0 0.0 –

Income tax expense (benefit) 0.0 0.2 (13.7) 0.1 (0.2)

Share based compensation 3.3 3.3 6.8 10.7 3.7

Adjusted ebitda (non—gaap) $(5.2) $11.9 $3.3 $28.9 $4.6

Adjusted ebitda margin % (3.2)% 6.1% 11.0% 83.9% 5.2%

Gaap to non-gaap reconciliation

Adjusted net income ($mm) 2010 2011 2012 ltm 2013 Q2 2013

Net Income (loss) $(15.4) $(4.3) $23.5 $5.8 ($2.1)

Amortization of acquired intabgible assets — — 6.3 7.9 2.0

Change in Fair Value of Warrant Liabilities 1.3 8.7 (3.1) 6.1) –

Change in Fair Value of Embedded Derivative — — 2.8 3.5 –

Tax benefit from acquisition — — (14.2) 0.1 –

Share Based compensation 3.3 3.3 6.8 10.7 3.5

Adjusted Net Income (Non-Gaap) $(10.8) $7.7 $22.0 $21.9 $3.4

Gaap to Non-Gaap Reconciliation

Reconciliation of Diluted Shares to Adjusted Diluted Shares LTM 2013 Q2 2013

Diluted Shares 71.8 87.5

Dilutive securities excluded due to net loss attributable to common stockholders 6.8 7.3

Non-GAAP diluted shares 78.6 94.9

Reconciliation of Diluted EPS to Adjusted Diluted EPS LTM 2013 Q2 2013

Net loss per iluted share ($0.02) (0.02)

Net income attributeable to participating securities 0.09 –

Adjustments to net loss 0,21 0.06

Ajdustments to diluted shares — —

Adjusted net income per diluted share $0.28 $0.04